Exhibit 10.27

AMENDMENT NO. 2

Reference is made to the Senior Unsecured Convertible Note issued to NB Athyrium LLC (the “Noteholder”) by Stemline Therapeutics, Inc. (the “Company”), dated March 16, 2010 (the “Note”), as amended by the Amendment by and between the Noteholder and the Company, dated July 26, 2012 (the “Amendment”).  Terms used but not defined herein shall have the meanings assigned to them in the Note and Amendment, as applicable.

The undersigned agree to further amend the Note and Amendment as follows:

1.                                      Section 2 of the Amendment is hereby deleted in its entirety and replaced with the following:

“Upon the closing of the IPO, the Noteholder agrees to convert 50% of the Subject Amount at the price to public per share on the cover of the final prospectus, and to leave the remaining 50% of the Subject Amount outstanding until the Maturity Date.”

2.                                      Section 3 of the Amendment is hereby deleted in its entirety and replaced with the following:

“All shares of capital stock of the Company held by the Noteholder, including the shares resulting from the optional conversion upon the closing of the IPO, will be subject to the Company’s standard form of lockup agreement in the form attached as Exhibit A hereto.”

3.                                      The first sentence of Section 1 of the Note is hereby deleted in its entirety and replaced with the following:

“For value received, STEMLINE THERAPEUTICS, INC., a Delaware corporation (including any successor thereto (by way of merger, consolidation, sale or otherwise), the “Company”), hereby promises to pay on February 28, 2014 or, if earlier, the date pursuant to section 6 hereof (the “Maturity Date”) to the order of NB Athyrium LLC, or its permitted successors or assigns (the “Holder”), the principal sum of US $1,250,000 or such part thereof as from time to time remains outstanding, whichever is less, together with interest on the outstanding principal balance hereof until such principal balance and interest shall have been paid in full.”

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of November 14, 2012.

STEMLINE THERAPEUTICS, INC.

		By:	/s/ Ivan Bergstein, M.D.
Ivan Bergstein, M.D.
President and Chief Executive Officer

NB ATHYRIUM LLC
By its managing member, NB SOF II Holdings (D) LP
By its general partner, NB Secondary Opportunities Associates II LP
By its general partner, NB Secondary Opportunities Associates II GP LLC

By:	/s/ Christian Neira
Name:	Christian Neira
Title:	Authorized Signatory